UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2021

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 West Friendly Avenue Greensboro, North Carolina		27410
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	UFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 27, 2021, Albert P. Carey entered into a Letter Agreement (the “Letter Agreement”) with Unifi, Inc. (the “Company”), effective that day, pursuant to which the Company agreed to continue to employ Mr. Carey as Executive Chairman of the Company.  The Letter Agreement constitutes the entire agreement of the parties and supersedes all prior agreements between the parties related to Mr. Carey’s employment with the Company, including a prior letter agreement that was effective as of June 29, 2020.

The Letter Agreement provides that Mr. Carey’s employment shall continue until the Company’s annual shareholders’ meeting in 2022 and shall be extended by mutual agreement of the Board of Directors of the Company (the “Board”) and Mr. Carey for successive periods thereafter between each of the Company’s annual shareholders’ meetings (the period of actual employment, the “Term”).  The Letter Agreement further provides that Mr. Carey’s employment thereunder may be terminated at any time: (i) by Mr. Carey, for any or no reason, on 30 days’ prior written notice to the Company (which the Company may, in its sole discretion, make effective as a resignation earlier than the termination date provided in such notice), (ii) by the Company, at any time with or without cause by written notice to Mr. Carey, at the election of the Board, and (iii) by the Company, at any time with or without cause by written notice to Mr. Carey, due to his failure to be re-elected as a member of the Board by the Company’s shareholders. Pursuant to the Letter Agreement, if either Mr. Carey or the Company provides notice of termination pursuant to either the foregoing clause (i) or clause (ii), Mr. Carey has agreed to offer his resignation as a member of the Board effective concurrent with the termination of the Term, which resignation may or may not be accepted by the Board in its sole discretion.

The Letter Agreement provides that Mr. Carey will (i) receive an annual base salary of $700,000, (ii) receive an annual award consisting of a combination of restricted stock units and performance share units, the combination having an aggregate grant date fair value of $700,000, and (iii) be reimbursed for business expenses.  Pursuant to the Letter Agreement, Mr. Carey’s compensation will be reviewed annually by the Compensation Committee of the Board, but his base salary and equity compensation will not be reduced.  The Letter Agreement does not provide eligibility for an annual bonus or other employment benefits generally available to other executives of the Company.

Pursuant to the Letter Agreement, Mr. Carey is also subject to certain confidentiality provisions and has agreed to return all of the Company’s and its affiliated entities’ property to the Company upon the termination of the Term.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders.

(a) On October 27, 2021, the Company held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”).

(b) At the Annual Meeting, the Company’s shareholders elected Emma S. Battle, Robert J. Bishop, Albert P. Carey, Archibald Cox, Jr., Edmund M. Ingle, Kenneth G. Langone, Suzanne M. Present, Rhonda L. Ramlo, and Eva T. Zlotnicka to serve for a term of one year or until their successors are duly elected and qualified.  However, at the Annual Meeting, James M. Kilts received a greater number of votes “against” his election than votes “for” his election.  Accordingly, pursuant to the Company’s Amended and Restated By-laws, Mr. Kilts was deemed to have tendered to the Board his resignation as a director.  In accordance with the process set forth in the Company’s Amended and Restated Bylaws, the Board (without the participation of Mr. Kilts), after considering whether to accept Mr. Kilt’s resignation, rejected such resignation. The Board noted that Mr. Kilts has served as an integral member of the Board since 2016, and the Board believes that his strategic experience, acumen, and expertise provide valuable insights for the Company’s leadership.  Since Mr. Kilts’ resignation was not accepted by the Board, Mr. Kilts will continue to serve as a director until the Company’s 2022 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

At the Annual Meeting, the Company’s shareholders also (i) approved, on an advisory basis, the Company’s named executive officer compensation in fiscal 2021; (ii) approved the Unifi, Inc. Employee Stock Purchase Plan; and (iii) ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2022.  Each of these proposals is further described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on September 2, 2021.

The final voting results for each of the proposals submitted to the Company’s shareholders at the Annual Meeting are as follows:

1.	Election of directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Emma S. Battle	14,085,795	39,634	22,509	1,465,232
Robert J. Bishop	14,085,759	35,306	26,873	1,465,232
Albert P. Carey	14,043,020	81,519	23,399	1,465,232
Archibald Cox, Jr.	13,924,080	201,349	22,509	1,465,232
Edmund M. Ingle	14,081,744	42,595	23,599	1,465,232
James M. Kilts	6,271,490	7,853,049	23,399	1,465,232
Kenneth G. Langone	13,998,826	126,510	22,602	1,465,232
Suzanne M. Present	14,080,694	41,368	25,876	1,465,232
Rhonda L. Ramlo	14,095,784	29,552	22,602	1,465,232
Eva T. Zlotnicka	14,072,612	52,734	22,592	1,465,232

2.	Advisory vote to approve the Company’s named executive officer compensation in fiscal 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,997,545	142,202	8,191	1,465,232

3.	Approval of the Unifi, Inc. Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,095,359	29,555	23,024	1,465,232

4.	Ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,543,786	65,720	3,664	0

Item 8.01.Other Events.

On October 28, 2021, the Company issued a press release announcing the election of Rhonda L. Ramlo to the Board.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Letter Agreement by and between Unifi, Inc. and Albert P. Carey, effective as of October 27, 2021.

99.1	Press Release of Unifi, Inc. dated October 28, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Date: October 28, 2021	By:	/s/ EDMUND M. INGLE
Edmund M. Ingle
Chief Executive Officer